Exhibit 32.1

CERTIFICATION UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Acurx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge that:

The Quarterly Report for the period ended June 30, 2024 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2024	By:	/s/ David P. Luci
David P. Luci
Chief Executive Officer
(Principal Executive Officer)